united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Andrew Rogers, Gemini Fund Services, LLC.

17605 Wright Street, Omaha, Nebraska 68130

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 12/31

Date of reporting period: 12/31/2016

Item 1. Reports to Stockholders.

Institutional Short Duration
Government Bond Fund

TWSGX

Annual Report
December 31, 2016

Advised by:
TransWestern Capital Advisors, LLC
155 S. Madison St., Suite 210
Denver, CO 80209
(303) 864-1213

Subadvised by:
Loomis, Sayles & Company, L.P.
One Financial Center
Boston, MA 02111

Tel. (855) 881-2380
www.TransWesternFunds.com

Market Conditions:

In Q1, treasury yields ended March broadly unchanged from February. However, during the month, yields increased prior to the Federal Open Markets Committee (“FOMC”) meeting on March 15-16, with the 10-year yield rising 25bps to 1.99%, before rallying in the second half of the month. The U.S. data flow was mixed. The employment report was positive, with nonfarm payrolls beating consensus, the unemployment rate holding steady at 4.9%, and the labor force participation rate ticking up to 62.9%, a 0.5pp improvement since last September. Initial jobless claims are close to cycle lows. Yet wage growth remains muted despite encouraging employment growth. Average hourly earnings rose 2.3%yoy in February (-0.1%mom); the pace of wage growth has decelerated modestly since the end of 2015. The ISM manufacturing index increased for the third consecutive month in March to 51.8, and is now in expansionary territory, a potential signal that a bottom in U.S. manufacturing may be behind us. On inflation, core PCE inflation was unchanged at 1.7%yoy in February, while core CPI inflation ticked up to 2.3%yoy from 2.2%. The Fed left rates unchanged at its March meeting, citing risks from the global outlook and financial developments, which the market generally interpreted as dovish. The yield curve steepened slightly on the month, with the 2-year yield declining 5 basis points to 0.72, and the 10-year yield rising by 3 basis points to 1.77%. Overall, the US government market returned 0.15% in March and 3.15% for the quarter.

Treasury yields fell across the curve in Q2. Yields declined sharply in June amid safe haven flows related to the United Kingdom’s referendum on EU membership. The very weak May jobs report drove yields lower early in the month as the market pushed out the timing of the Fed’s next rate hike. The 10-year yield climbed back to 1.75% on the eve of the “Brexit” referendum but plummeted after the “leave” result became clear, ending the month at 1.47%, 38 basis points lower than at the end of May. The strong July jobs report—nonfarm payrolls rose by 287k—ultimately eased concerns about the health of the labor market and, by extension, the sustainability of the expansion. The July employment report suggests that wage growth is accelerating, albeit at a modest pace; average hourly earnings rose 2.6%y/y, a step up from the pace of recent years, which has averaged around 2%. The unemployment rate increased from 4.7% to 4.9% in June as more workers exited the workforce; while the labor force participation rate moved up 0.1pp to 62.7%. Core CPI inflation is running at 2.2%y/y, while core PCE inflation—the Fed’s preferred measure of inflation—is running at 1.62%y/y. The state of the labor market and inflation is such that it appears that there is no immediate need for the Fed to tighten policy, particularly in the context of global developments, justifying a cautious stance. A “wait-and-see” approach was evident in the minutes from the FOMC’s June meeting (the committee left rates unchanged), with participants expressing increased uncertainty about the outlook for the labor market, and acknowledging the risks related to Brexit. At the time of writing, the market is not fully pricing in a single rate in the next 12 months. In Q2 2016, the 2-year yield fell 14 basis points to 0.58%, and the 10-year yield fell 30 basis points to 1.47%. Overall, the US government market returned 2.11% in Q2.

In Q3, the Treasury yield curve steepened in September as volatility increased ahead of the FOMC decision on September 21. The data in the beginning of the month was soft, with the ISM non-manufacturing index experiencing an unusually large drop, falling 4.1 points to 51.4, the lowest level since February 2010. Nonfarm employment increased 151,000 in August, below consensus expectations and the 1-year trend rate. Wage growth (average hourly earnings) decelerated to 2.4%yoy from 2.7%yoy, and average weekly hours ticked down. The unemployment rate and the participation were unchanged at 4.9% and 62.8%, respectively. Amid the raft of weak data, the 10-year yield rose in the first half of the month, reaching 1.73% on September 13th, as markets reassessed the odds of a rate hike at the September FOMC meeting. The 10-year bond rallied after the FOMC stayed on hold and positioned for a December move in the statement, noting that the case for a rate hike had strengthened and that risks to the outlook were balanced. Toward the end of the month, Q2 real GDP growth was revised up from 1.1% to 1.4%, beating consensus expectations. Inflation accelerated slightly in August, with the Fed’s preferred measure of inflation, the core PCE deflator, edging up to 1.7%yoy, the highest since September 2014. During the month, the yield curve steepened by 6 basis points. The 2-year yield fell 4 basis points to 0.76%, and the 10-year yield rose 1 basis points to 1.60%. Overall, the U.S. government market returned -0.14% in September.

In Q4, the Treasury yield curve steepened sharply in reaction to the US presidential election in the fourth quarter, reflecting higher growth and inflation expectations given the policy agenda, particularly the prospect of fiscal stimulus, of the incoming Trump administration and Republican-controlled Congress. US growth continued to improve in the fourth quarter; the ISM manufacturing index rose to 54.7 in December, a strong expansionary level, and a significant recovery from the low of 48.0 reached in December 2015. GDP growth picked up to an above-trend 3.5% annualized pace in Q3 from 1.4% in Q2, supported by solid consumption spending and a positive contribution from inventories. The labor market continued to tighten in the fourth quarter. The unemployment rate stood at 4.7% in December compared to 4.9% in September. The pace of hiring has slowed, reflected in the 12-month moving average of monthly job creation decelerating to 180k from 209k in September, but this is driven not by a slowing economy, but rather because remaining slack in the labor market appears low. With slack diminishing, wage growth is accelerating; average hourly earnings ticked up to 2.9% y/y in December. Consumer inflation remains low but is drifting upward at a gradual rate, with CPI inflation rising 1.7% y/y in November, pushed up by base effects from the recovery in commodity prices. The Fed hiked rates 25 basis points at the December meeting, and the market is currently fully pricing two more hikes in 2017. In the fourth quarter, the curve steepened by 42 basis points; the 2-year yield rose 43 basis points to 1.19%, and the 10-year yield rose 85 basis points to 2.45%. Overall, the U.S. government market returned -3.79% in Q4.

Performance Results:

In 2016, the TransWestern Institutional Short Duration Government Bond Fund (the “Fund”) returned 1.06% which was lower than its benchmark, the 50% Barclays Short Treasury 50% Barclays MBS Index, which returned 1.10% over the same period.

Explanation of Fund Performance:

The Fund and its benchmark generated positive absolute returns in 2016. In general, the Fund underperformed the Benchmark in performance for the 1-year period mostly due to sector allocation. Furthermore, favorable yield curve positioning effects also helped in sustaining performance as security selection was a drag on overall performance.

The Fund’s underweight to US Treasuries as compared to its benchmark was a real source of positive return for the Fund. As sector allocation played a significant role in the Fund’s outperformance of the benchmark, the underweight allocation to Treasury’s should be seen as a significant driver. Also, the Fund’s slight overweight in the Agency mortgage-backed pass through securities (Agency MBS) space also provided assistance to performance for the year; however, with Agency MBS being the largest allocation by market value, this sector generated positive absolute returns, while negative effects of security selection weighed heavily on relative performance. As of December 31, 2016, the Fund’s duration relative to its benchmark duration lengthened slightly to approximately 2.23 years versus 2.47 years. Although the team has been targeting duration that is neutral to the benchmark, the impact from duration and yield curve positioning was a strong positive for the year.

Outlook:

Given our policy uncertainty, we have made little change to our 2017 forecasts, and still look for about 2.0% U.S. GDP growth and a 10-year Treasury yield of about 2.75% in Q4. The mix is shifting to more investment and less net trade, however. If imports fall in a trade war, exports are likely to fall by more. Otherwise, trade wars would lift global GDP, and they do not. We still see two more Fed hikes in 2017. It might be three, but we expect higher bond yields and a stronger dollar to do some of the Fed’s tightening for them.

This commentary is provided for informational purposes only and should not be construed as investment advice. Any opinions or forecasts contained herein reflect the subjective judgments and assumptions of the authors only and do not necessarily reflect the views of Loomis, Sayles & Company, L.P., or any portfolio manager. Investment recommendations may be inconsistent with these opinions. There can be no assurance that developments will transpire as forecasted and actual results will be different. Data and analysis does not represent the actual or expected future performance of any investment product. We believe the information, including that obtained from outside sources, to be correct, but we cannot guarantee its accuracy. The information is subject to change at any time without notice. Indexes are unmanaged and do not incur fees, and you may not invest directly in an index.

Past Performance is no guarantee of future results.

TransWestern Institutional Short Duration Government Bond Fund

PORTFOLIO REVIEW

December 31, 2016 (Unaudited)

The Fund’s performance figures* for the periods ended December 31, 2016, compared to its benchmarks:

		Annualized	Annualized	Annualized
	One Year	Three Year	Five Year	Since Inception **
TransWestern Institutional Short Duration Government Bond Fund	1.06%	1.41%	1.06%	1.37%
Barclays Capital Mortgage Backed Securities Index ***	1.67%	3.07%	2.06%	2.76%
Barclays Capital Short Treasury Index ****	0.53%	0.25%	0.21%	0.21%
Blended Benchmark Index *****	1.10%	1.65%	1.13%	1.48%

Comparison of the Change in Value of a $10,000 Investment

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. Per the fee table in the Fund’s April 30, 2016 prospectus, the total annual operating expenses are 0.67% before fee waivers. For performance information current to the most recent month-end, please call 1-855-881-2380.

**	Inception date is January 3, 2011.

***	The Barclays Capital Mortgage Backed Securities Index measures the performance of investment grade fixed-rate mortgage-backed pass through securities of Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). The index is unmanaged and its results do not reflect the effect of sales charges, commissions, account fees, expenses or taxes. Investors cannot invest directly in an index.

****	The Barclays Capital Short Treasury Index measures the performance of United States Treasury Securities with a remaining maturity between 1 to 12 months. The index is unmanaged and its results do not reflect the effect of sales charges, commissions, account fees, expenses or taxes. Investors cannot invest directly in an index.

*****	The Blended Benchmark Index represents a blend of 50% Barclays Capital Short Treasury Index and 50% Barclays Capital Mortgage Backed Securities Index. The index is unmanaged and its results do not reflect the effect of sales charges, commissions, account fees, expenses or taxes. Investors cannot invest directly in an index.

Portfolio Composition as of December 31, 2016

Holdings By Investment Type	% of Net Assets
U.S. Government Agencies	83.7%
U.S. Treasury Notes	11.3%
Short-Term Investments and Other Assets less Liabilities	5.0%
100.0%

Please refer to the Portfolio of Investments in this Annual Report for a detailed analysis of the Fund’s holdings.

TransWestern Institutional Short Duration Government Bond Fund

PORTFOLIO OF INVESTMENTS

December 31, 2016

Principal
Amount ($)		Coupon Rate (%)	Maturity	Market Value
	U.S. GOVERNMENT AGENCIES - 83.7%
	FEDERAL HOME LOAN BANK - 1.2%
$3,865,000	Federal Home Loan Bank	1.3750	11/15/2019	$3,851,212

	FEDERAL HOME LOAN MORTGAGE CORP. - 21.2% (a)
1,175,005	Freddie Mac Gold Pool	3.5000	5/1/2043	1,207,269
1,464,024	Freddie Mac Gold Pool	3.5000	7/1/2043	1,507,778
297,108	Freddie Mac Gold Pool	4.0000	2/1/2044	314,912
355,747	Freddie Mac Gold Pool	5.0000	5/1/2041	388,788
6,409	Freddie Mac Gold Pool	7.5000	6/1/2017	6,427
1,503,406	Freddie Mac Multifamily Structured Pass Through Certificates (b,c)	0.8638	11/25/2021	1,501,859
1,823,265	Freddie Mac Multifamily Structured Pass Through Certificates (b,c)	1.1838	1/25/2023	1,827,728
4,210,000	Freddie Mac Multifamily Structured Pass Through Certificates (b,c)	1.2338	9/25/2022	4,223,907
4,090,722	Freddie Mac Multifamily Structured Pass Through Certificates (b,c)	1.2737	9/25/2025	4,105,556
1,700,000	Freddie Mac Multifamily Structured Pass Through Certificates (b,c)	1.3237	11/25/2022	1,704,886
6,123,000	Freddie Mac Multifamily Structured Pass Through Certificates (c)	1.8690	11/25/2019	6,134,274
2,154,794	Freddie Mac Multifamily Structured Pass Through Certificates (c)	2.1300	1/25/2019	2,175,329
543,914	Freddie Mac Multifamily Structured Pass Through Certificates (c)	2.3230	10/25/2018	551,056
211,902	Freddie Mac Multifamily Structured Pass Through Certificates (c)	2.4120	8/25/2018	214,622
493,913	Freddie Mac Multifamily Structured Pass Through Certificates (c)	2.6990	5/25/2018	500,955
3,700,000	Freddie Mac Multifamily Structured Pass Through Certificates (c)	2.7700	5/25/2025	3,651,941
1,006,244	Freddie Mac Multifamily Structured Pass Through Certificates (c)	3.1540	2/25/2018	1,021,476
2,800,000	Freddie Mac Multifamily Structured Pass Through Certificates (b,c)	3.3290	5/25/2025	2,908,437
538,000	Freddie Mac Multifamily Structured Pass Through Certificates (b,c)	3.9740	1/25/2021	575,599
1,038,000	Freddie Mac Multifamily Structured Pass Through Certificates (c)	3.9890	6/25/2021	1,106,731
48,607	Freddie Mac Non Gold Pool (b)	2.5730	1/1/2023	49,808
562,791	Freddie Mac Non Gold Pool (b)	2.6020	1/1/2035	593,784
113,364	Freddie Mac Non Gold Pool (b)	2.6770	4/1/2036	117,562
341,028	Freddie Mac Non Gold Pool (b)	2.7010	1/1/2035	360,744
320,115	Freddie Mac Non Gold Pool (b)	2.7030	9/1/2038	337, 453
276,419	Freddie Mac Non Gold Pool (b)	2.7250	11/1/2033	294,494
181,027	Freddie Mac Non Gold Pool (b)	2.7430	9/1/2038	191,908
2,475,175	Freddie Mac Non Gold Pool (b)	2.7550	8/1/2033	2,614,817
519,830	Freddie Mac Non Gold Pool (b)	2.7850	2/1/2036	548,802
1,653,701	Freddie Mac Non Gold Pool (b)	2.7850	3/1/2037	1,750,889
578,747	Freddie Mac Non Gold Pool (b)	2.7870	1/1/2033	616,082
4,367,773	Freddie Mac Non Gold Pool (b)	2.7990	9/1/2038	4,624,333
3,771,533	Freddie Mac Non Gold Pool (b)	2.8770	3/1/2038	4,009,736
377,409	Freddie Mac Non Gold Pool (b)	2.8810	2/1/2036	399,041
475,147	Freddie Mac Non Gold Pool (b)	2.9090	11/1/2038	504,806
53,300	Freddie Mac Non Gold Pool (b)	2.9100	5/1/2037	54,675
377,925	Freddie Mac Non Gold Pool (b)	2.9320	3/1/2036	401,600
560,949	Freddie Mac Non Gold Pool (b)	2.9630	2/1/2035	592,428
62,247	Freddie Mac Non Gold Pool (b)	2.9660	6/1/2037	65,394
299,328	Freddie Mac Non Gold Pool (b)	2.9760	4/1/2037	316,823
123,631	Freddie Mac Non Gold Pool (b)	2.9860	6/1/2037	127,928
542,229	Freddie Mac Non Gold Pool (b)	2.9900	6/1/2034	573,570
362,296	Freddie Mac Non Gold Pool (b)	3.0120	9/1/2035	384,325
906,677	Freddie Mac Non Gold Pool (b)	3.0160	5/1/2036	965,934
1,128,481	Freddie Mac Non Gold Pool (b)	3.0290	11/1/2036	1,199,173
242,432	Freddie Mac Non Gold Pool (b)	3.0630	11/1/2038	257,609
496,036	Freddie Mac Non Gold Pool (b)	3.0860	4/1/2037	525,441
925,444	Freddie Mac Non Gold Pool (b)	3.1400	11/1/2036	969,791
79,292	Freddie Mac Non Gold Pool (b)	3.1790	12/1/2037	82,188
260,598	Freddie Mac Non Gold Pool (b)	3.2070	3/1/2037	276,924
40,837	Freddie Mac Non Gold Pool (b)	3.2120	7/1/2024	42,543
106,354	Freddie Mac Non Gold Pool (b)	5.7750	6/1/2020	110,910
168,078	Freddie Mac Non Gold Pool (b)	5.9050	8/1/2020	176,324
98,605	Freddie Mac Non Gold Pool (b)	5.9130	10/1/2020	103,877
127,639	Freddie Mac Non Gold Pool (b)	5.9520	11/1/2020	134,576
3,177	Freddie Mac REMICS (b,c)	0.8539	4/15/2018	3,176
2,589	Freddie Mac REMICS (b,c)	0.9039	10/15/2017	2,589

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund

PORTFOLIO OF INVESTMENTS

December 31, 2016 (Continued)

Principal
Amount ($)		Coupon Rate (%)	Maturity	Market Value
	U.S. GOVERNMENT AGENCIES - 83.7%
	FEDERAL HOME LOAN MORTGAGE CORP. - 21.2% (a)(continued)
$30,519	Freddie Mac REMICS (b,c)	1.0939	8/15/2035	$30,575
285,977	Freddie Mac REMICS (b,c)	1.1039	11/15/2032	289,420
34,728	Freddie Mac REMICS (b,c)	1.1039	1/15/2033	34,757
24,745	Freddie Mac REMICS (b,c)	1.2039	3/15/2032	24,894
157,809	Freddie Mac REMICS (b,c)	1.4539	12/15/2032	161,063
51,697	Freddie Mac REMICS (b,c)	1.6539	12/15/2031	52,586
91,647	Freddie Mac REMICS (b,c)	1.7039	3/15/2032	94,497
415,374	Freddie Mac REMICS (c)	3.1619	6/15/2048	403,775
229,256	Freddie Mac REMICS (c)	4.0000	2/15/2020	232,825
227,445	Freddie Mac REMICS (c)	4.0000	4/15/2041	238,091
743,196	Freddie Mac REMICS (c)	4.2046	12/15/2036	772,504
47,390	Freddie Mac REMICS (c)	4.2500	3/15/2034	48,601
198,661	Freddie Mac REMICS (c)	4.5000	2/15/2020	204,000
90,807	Freddie Mac REMICS (c)	4.5000	8/15/2034	93,729
38,966	Freddie Mac REMICS (c)	5.0000	2/15/2018	39,508
223,630	Freddie Mac REMICS (c)	5.0000	10/15/2019	231,000
1,375,238	Freddie Mac REMICS (c)	5.0000	12/15/2024	1,474,900
149,871	Freddie Mac REMICS (c)	5.0000	1/15/2026	161,661
1,151,071	Freddie Mac REMICS (c)	5.0000	9/15/2035	1,257,789
21,585	Freddie Mac REMICS (c)	5.5000	7/15/2033	22,190
34,186	Freddie Mac REMICS (c)	5.5000	11/15/2034	34,170
757,200	Freddie Mac REMICS (c)	5.5000	5/15/2035	847,755
1,710,668	Freddie Mac REMICS (c)	5.5000	2/15/2038	1,833,085
137,726	Freddie Mac REMICS (c)	6.0000	3/15/2029	149,326
318,588	Freddie Mac REMICS (c)	6.5000	12/15/2023	346,041
190,036	Freddie Mac REMICS (c)	6.5000	12/15/2028	215,434
				69,305,764
	FEDERAL NATIONAL MORTGAGE ASSOCIATION - 26.6% (a)
10,040,000	Fannie Mae TBA	3.5000	2/1/2047	10,275,509
4,000,000	Fannie Mae TBA	4.0000	2/1/2047	4,199,922
150,214	Fannie Mae Pool (b)	1.7410	4/1/2034	152,507
99,360	Fannie Mae Pool (b)	1.7410	9/1/2044	101,341
29,453	Fannie Mae Pool (b)	2.1330	2/1/2020	30,192
8,817	Fannie Mae Pool (b)	2.3980	1/1/2019	8,892
29,518	Fannie Mae Pool (b)	2.4210	11/1/2035	30,851
372,798	Fannie Mae Pool (b)	2.4440	8/1/2035	389,265
92,842	Fannie Mae Pool (b)	2.4730	2/1/2036	96,691
710,988	Fannie Mae Pool (b)	2.5080	2/1/2036	747,113
112,702	Fannie Mae Pool (b)	2.5170	1/1/2036	119,237
359,440	Fannie Mae Pool (b)	2.5210	1/1/2035	376,751
804,777	Fannie Mae Pool (b)	2.5490	1/1/2036	854,912
989,708	Fannie Mae Pool (b)	2.5740	1/1/2035	1,043,816
115,427	Fannie Mae Pool (b)	2.6250	5/1/2032	117,964
191,908	Fannie Mae Pool (b)	2.6510	7/1/2035	201,136
339,663	Fannie Mae Pool (b)	2.6630	9/1/2034	357,217
66,920	Fannie Mae Pool (b)	2.6690	5/1/2032	69,532
36,266	Fannie Mae Pool (b)	2.6820	7/1/2033	37,512
162,927	Fannie Mae Pool (b)	2.6850	12/1/2039	171,692
110,679	Fannie Mae Pool (b)	2.6920	9/1/2036	116,368
1,089,530	Fannie Mae Pool (b)	2.7010	11/1/2033	1,150,211
193,182	Fannie Mae Pool (b)	2.7030	9/1/2035	204,299
576,533	Fannie Mae Pool (b)	2.7230	7/1/2035	615,554
50,013	Fannie Mae Pool (b)	2.7290	3/1/2033	52,062
74,824	Fannie Mae Pool (b)	2.7440	6/1/2036	79,446
428,083	Fannie Mae Pool (b)	2.7610	4/1/2033	450,520
939,308	Fannie Mae Pool (b)	2.7620	4/1/2037	991,792
1,902,870	Fannie Mae Pool (b)	2.7680	10/1/2034	2,006,731
91,148	Fannie Mae Pool (b)	2.7690	5/1/2035	96,158
1,811,428	Fannie Mae Pool (b)	2.7790	9/1/2037	1,917,309
493,383	Fannie Mae Pool (b)	2.7850	8/1/2035	521,004
976,935	Fannie Mae Pool (b)	2.7870	7/1/2035	1,030,756

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund

PORTFOLIO OF INVESTMENTS

December 31, 2016 (Continued)

Principal
Amount ($)		Coupon Rate (%)	Maturity	Market Value
	U.S. GOVERNMENT AGENCIES - 83.7%
	FEDERAL NATIONAL MORTGAGE ASSOCIATION - 26.6% (a)(continued)
$33,102	Fannie Mae Pool (b)	2.7880	8/1/2039	$35,203
609,119	Fannie Mae Pool (b)	2.7950	10/1/2033	644,889
1,165,731	Fannie Mae Pool (b)	2.7950	4/1/2037	1,233,010
426,964	Fannie Mae Pool (b)	2.8020	6/1/2033	451,397
273,589	Fannie Mae Pool (b)	2.8080	6/1/2037	290,567
430,943	Fannie Mae Pool (b)	2.8410	8/1/2035	455,506
360,927	Fannie Mae Pool (b)	2.8450	4/1/2034	381,221
257,098	Fannie Mae Pool (b)	2.8540	10/1/2036	272,452
75,315	Fannie Mae Pool (b)	2.8700	9/1/2036	79,676
85,652	Fannie Mae Pool (b)	2.8950	5/1/2031	86,385
1,103,401	Fannie Mae Pool (b)	2.8960	10/1/2036	1,167,625
252,941	Fannie Mae Pool (b)	2.9050	8/1/2035	268,208
191,149	Fannie Mae Pool (b)	2.9070	8/1/2038	198,747
2,968,930	Fannie Mae Pool (b)	2.9300	3/1/2037	3,139,691
95,934	Fannie Mae Pool (b)	2.9320	8/1/2033	101,675
66,625	Fannie Mae Pool (b)	2.9330	1/1/2030	67,243
465,801	Fannie Mae Pool (b)	2.9370	9/1/2037	493,103
33,536	Fannie Mae Pool (b)	2.9500	11/1/2029	34,038
163,199	Fannie Mae Pool (b)	2.9620	8/1/2036	174,613
243,320	Fannie Mae Pool (b)	2.9630	5/1/2035	257,648
302,008	Fannie Mae Pool (b)	2.9710	7/1/2037	320,793
60,975	Fannie Mae Pool (b)	2.9940	2/1/2025	61,878
1,103,045	Fannie Mae Pool	3.0000	1/1/2043	1,096,577
2,846,252	Fannie Mae Pool	3.0000	3/1/2043	2,829,573
300,085	Fannie Mae Pool (b)	3.0090	7/1/2041	314,137
3,476,028	Fannie Mae Pool (b)	3.0310	3/1/2037	3,677,754
151,433	Fannie Mae Pool (b)	3.0400	3/1/2034	159,623
532,850	Fannie Mae Pool (b)	3.0510	8/1/2036	564,479
1,153,141	Fannie Mae Pool (b)	3.1900	7/1/2037	1,219,354
663,098	Fannie Mae Pool (b)	3.2500	10/1/2033	699,934
959,788	Fannie Mae Pool (b)	3.3550	10/1/2036	1,016,020
79,999	Fannie Mae Pool (b)	3.3750	9/1/2033	80,672
676,805	Fannie Mae Pool (b)	3.4670	1/1/2036	712,747
422,111	Fannie Mae Pool	3.5000	7/1/2037	435,473
1,898,722	Fannie Mae Pool	3.5000	6/1/2042	1,958,878
1,355,581	Fannie Mae Pool	3.5000	7/1/2042	1,398,395
8,205,089	Fannie Mae Pool	3.5000	9/1/2042	8,465,027
1,958,756	Fannie Mae Pool	3.5000	9/1/2042	2,020,811
2,284,103	Fannie Mae Pool	3.5000	12/1/2042	2,356,742
1,592,776	Fannie Mae Pool	3.5000	4/1/2043	1,643,388
59,262	Fannie Mae Pool (b)	3.5510	2/1/2023	60,374
32,929	Fannie Mae Pool (b)	3.5710	7/1/2029	34,042
169,918	Fannie Mae Pool (b)	3.7230	6/1/2035	179,902
103,735	Fannie Mae Pool (b)	3.7340	11/1/2035	110,476
1,849,842	Fannie Mae Pool	4.0000	11/1/2042	1,961,738
767,578	Fannie Mae Pool	4.0000	4/1/2043	814,875
206,068	Fannie Mae Pool	5.0000	7/1/2035	226,359
158,545	Fannie Mae Pool	5.0000	7/1/2037	174,202
129,712	Fannie Mae Pool	5.0000	6/1/2040	141,900
232,739	Fannie Mae Pool (b)	5.1500	1/1/2038	233,644
245,583	Fannie Mae Pool	5.5000	11/1/2023	261,255
14,751	Fannie Mae Pool	5.5000	7/1/2037	16,392
368,890	Fannie Mae Pool	6.0000	4/1/2033	430,546
25,056	Fannie Mae REMICS (b,c)	0.9862	11/17/2029	25,131
10,829	Fannie Mae REMICS (b,c)	1.0561	5/25/2033	10,795
844,484	Fannie Mae REMICS (b,c)	1.2862	12/18/2030	856,498
579,237	Fannie Mae REMICS (b,c)	1.2862	12/18/2030	587,477
117,657	Fannie Mae REMICS (b,c)	1.3061	4/25/2032	118,033
271,100	Fannie Mae REMICS (b,c)	1.3561	12/25/2032	275,238
39,438	Fannie Mae REMICS (b,c)	1.6561	5/25/2022	39,875
227,414	Fannie Mae REMICS (b,c)	1.7561	8/25/2031	232,728
485,407	Fannie Mae REMICS (b,c)	1.7561	6/25/2043	490,181

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund

PORTFOLIO OF INVESTMENTS

December 31, 2016 (Continued)

Principal
Amount ($)		Coupon Rate (%)	Maturity	Market Value
	U.S. GOVERNMENT AGENCIES - 83.7%
	FEDERAL NATIONAL MORTGAGE ASSOCIATION - 26.6% (a)(continued)
$295,055	Fannie Mae REMICS (b,c)	3.4821	8/25/2038	$306,929
39,203	Fannie Mae REMICS (c)	4.0000	1/25/2019	39,682
53,159	Fannie Mae REMICS (c)	5.0000	5/25/2023	56,041
47,933	Fannie Mae REMICS (c)	5.0000	11/25/2032	51,406
145,164	Fannie Mae REMICS (c)	5.0000	1/25/2034	146,251
71,979	Fannie Mae REMICS (c)	5.0000	4/25/2034	74,172
1,036,629	Fannie Mae REMICS (c)	5.0000	6/25/2040	1,150,139
547,325	Fannie Mae REMICS (c)	5.5000	11/25/2025	594,330
49,098	Fannie Mae REMICS (c)	5.5000	1/25/2033	50,163
92,947	Fannie Mae REMICS (c)	5.5000	4/25/2035	103,576
52,333	Fannie Mae REMICS (c)	5.5000	11/25/2035	53,578
373,053	Fannie Mae REMICS (c)	6.0000	11/25/2032	420,184
305,537	Fannie Mae REMICS (b,c)	6.1592	5/25/2037	343,030
2,891,663	Fannie Mae-Aces (b,c)	1.4579	11/25/2022	2,907,139
3,725,000	Fannie Mae-Aces (b,c)	3.0920	4/25/2027	3,746,226
				86,803,921
	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 34.4%
137,522	Ginnie Mae II Pool (b)	1.3050	9/20/2064	138,452
3,381,930	Ginnie Mae II Pool (b)	1.3450	7/20/2062	3,404,685
1,302,535	Ginnie Mae II Pool (b)	1.4530	6/20/2062	1,316,021
113,999	Ginnie Mae II Pool (b)	1.4660	10/20/2064	115,301
133,575	Ginnie Mae II Pool (b)	1.4760	10/20/2061	135,059
103,982	Ginnie Mae II Pool (b)	1.7360	9/20/2064	105,579
123,292	Ginnie Mae II Pool (b)	1.7360	3/20/2065	125,254
859,974	Ginnie Mae II Pool (b)	1.7400	12/20/2061	873,698
150,169	Ginnie Mae II Pool (b)	1.7400	8/20/2064	152,480
562,608	Ginnie Mae II Pool (b)	2.0000	6/20/2058	574,551
119,925	Ginnie Mae II Pool (b)	2.0270	11/20/2063	122,644
1,836,939	Ginnie Mae II Pool (b)	2.4120	2/20/2063	1,917,496
279,237	Ginnie Mae II Pool (b)	2.5440	2/20/2063	294,733
3,024,494	Ginnie Mae II Pool (b)	2.5630	2/20/2063	3,174,377
3,136,338	Ginnie Mae II Pool (b)	2.6340	1/20/2063	3,278,960
835,960	Ginnie Mae II Pool (b)	2.6450	10/20/2062	878,002
1,669,193	Ginnie Mae II Pool (b)	2.6670	1/20/2063	1,757,251
1,364,606	Ginnie Mae II Pool (b)	2.6880	2/20/2063	1,431,248
8,334,299	Ginnie Mae II Pool (b)	2.6990	3/20/2063	8,756,526
3,444,930	Ginnie Mae II Pool (b)	2.8020	9/20/2062	3,642,353
1,396,131	Ginnie Mae II Pool (b)	2.8940	2/20/2063	1,472,561
1,211,015	Ginnie Mae II Pool	4.2890	2/20/2063	1,284,023
1,637,414	Ginnie Mae II Pool	4.4810	2/20/2062	1,717,668
3,790,663	Ginnie Mae II Pool	4.5040	7/20/2062	3,975,347
2,205,317	Ginnie Mae II Pool	4.5040	12/20/2062	2,334,461
4,541,352	Ginnie Mae II Pool	4.5100	4/20/2063	4,812,309
4,487,467	Ginnie Mae II Pool	4.5280	12/20/2061	4,688,216
3,080,962	Ginnie Mae II Pool	4.5410	12/20/2062	3,253,314
2,745,146	Ginnie Mae II Pool	4.5520	11/20/2062	2,894,536
520,963	Ginnie Mae II Pool	4.5530	3/20/2062	545,439
1,699,357	Ginnie Mae II Pool	4.5530	8/20/2062	1,778,768
3,558,952	Ginnie Mae II Pool	4.5830	7/20/2062	3,740,580
2,898,561	Ginnie Mae II Pool	4.5910	11/20/2062	3,062,052
1,118,433	Ginnie Mae II Pool	4.5920	6/20/2062	1,174,119
2,642,227	Ginnie Mae II Pool	4.5950	10/20/2062	2,777,444
417,882	Ginnie Mae II Pool	4.6330	3/20/2062	437,347
1,333,663	Ginnie Mae II Pool	4.6500	1/20/2061	1,374,459
2,038,621	Ginnie Mae II Pool	4.7000	8/20/2061	2,114,643
330,107	Ginnie Mae II Pool	4.7420	1/20/2061	338,920
909,463	Ginnie Mae II Pool	4.7510	8/20/2062	951,967
1,308,316	Ginnie Mae II Pool	4.8100	2/20/2061	1,355,941

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund

PORTFOLIO OF INVESTMENTS

December 31, 2016 (Continued)

Principal
Amount ($)		Coupon Rate (%)	Maturity	Market Value
	U.S. GOVERNMENT AGENCIES - 83.7%
	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 34.4% (continued)
$1,868,816	Ginnie Mae II Pool	4.8140	5/20/2062	$1,941,084
353,094	Ginnie Mae II Pool	4.8160	6/20/2061	377,891
660,222	Ginnie Mae II Pool	4.8420	6/20/2062	687,641
574,550	Ginnie Mae II Pool	4.8540	2/20/2062	597,975
1,928,574	Government National Mortgage Association (b,c)	0.7804	4/20/2065	1,918,219
3,502,756	Government National Mortgage Association (b,c)	0.8304	4/20/2061	3,478,759
1,919,062	Government National Mortgage Association (b,c)	0.8304	7/20/2065	1,912,770
3,265,406	Government National Mortgage Association (b,c)	0.9304	9/20/2063	3,248,063
113,266	Government National Mortgage Association (b,c)	0.9573	12/16/2028	113,469
2,628,756	Government National Mortgage Association (b,c)	1.0304	10/20/2062	2,630,217
2,441,710	Government National Mortgage Association (b,c)	1.0304	12/20/2062	2,443,727
1,318,260	Government National Mortgage Association (b,c)	1.0304	7/20/2064	1,310,915
909,259	Government National Mortgage Association (b,c)	1.0304	7/20/2064	903,660
3,295,571	Government National Mortgage Association (b,c)	1.1304	4/20/2066	3,303,066
2,422,584	Government National Mortgage Association (b,c)	1.3200	4/20/2063	2,440,197
1,927,925	Government National Mortgage Association (c)	1.7500	3/20/2065	1,922,599
3,612,108	Government National Mortgage Association (b,c)	4.6013	6/20/2064	4,004,767
98,361	Government National Mortgage Association (b,c)	4.8780	3/16/2046	103,875
109,728	Government National Mortgage Association (b,c)	5.2487	11/16/2045	116,833
729,886	Government National Mortgage Association (b,c)	7.2740	7/20/2032	825,043
				112,559,554
	U.S. DEPARTMENT OF HOUSING AND URBAN DEVELOPMENT - 0.3%
960,000	United States Department of Housing and Urban Development	1.8800	8/1/2019	969,312
	TOTAL U.S. GOVERNMENT AGENCIES (Cost - $272,837,138)			273,489,763

	U.S. TREASURY NOTES - 11.3%
15,000,000	United States Treasury Floating Rate Note (b)	0.6298	4/30/2017	15,005,782
1,020,000	United States Treasury Note/Bond	1.2500	10/31/2021	989,201
470,000	United States Treasury Note/Bond	1.7500	11/30/2021	466,558
11,305,000	United States Treasury Note/Bond	2.0000	11/15/2026	10,878,632
9,700,000	United States Treasury Note/Bond	2.2500	12/31/2023	9,705,684
	TOTAL U.S. TREASURY NOTES (Cost - $37,132,180)			37,045,857

	SHORT-TERM INVESTMENTS - 8.9%
	U.S. GOVERNMENT & AGENCY DISCOUNT NOTES - 8.9%
2,200,000	Federal Home Loan Bank	0.0000	1/5/2017	2,199,916
2,815,000	Federal Home Loan Bank	0.0000	1/6/2017	2,814,828
10,180,000	Federal Home Loan Bank	0.0000	1/18/2017	10,178,172
5,545,000	Federal Home Loan Bank	0.0000	1/31/2017	5,542,835
7,800,000	Federal Home Loan Bank	0.0000	2/22/2017	7,795,493
700,000	United States Treasury Bill	0.0000	1/5/2017	699,966
	TOTAL SHORT-TERM INVESTMENTS (Cost - $33,082,422)			29,231,210

	TOTAL INVESTMENTS - 103.9% (Cost - $343,051,740) (d)			$339,766,830
	OTHER ASSETS LESS LIABILITIES - NET - (3.9)%			(12,878,183)
	TOTAL NET ASSETS - 100.0%			$326,888,647

TBA	To be announced security.

(a)	Issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. government. The Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation currently operate under a federal conservatorship.

(b)	Variable rate security - interest rate subject to periodic change.

(c)	Collateralized mortgage obligation (CMO).

(d)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $343,074,589 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$1,741,590
Unrealized Depreciation:	(5,049,349)
Net Unrealized Depreciation:	$(3,307,759)

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investment securities:
At cost	$343,051,740
At value	$339,766,830
Cash	8,505,346
Receivable for securities sold	28,309,393
Receivable for Fund shares sold	108,907
Principal paydown receivable	348,375
Interest receivable	641,945
Prepaid expenses and other assets	7,744
TOTAL ASSETS	377,688,540

LIABILITIES
Payable for investments purchased	50,352,646
Distributions payable	289,936
Investment advisory fees payable	112,528
Distribution (12b-1) fees payable	27,768
Payable to related parties	5,146
Trustee fees payable	29
Accrued expenses and other liabilities	11,840
TOTAL LIABILITIES	50,799,893
NET ASSETS	$326,888,647

Net Assets Consist Of:
Paid in capital	340,138,154
Accumulated distributions in excess of net investment income	(346,163)
Accumulated net realized loss from investments	(9,618,434)
Net unrealized depreciation on investments	(3,284,910)
NET ASSETS	$326,888,647

Net Asset Value Per Share:
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	33,421,950
Net asset value (Net Assets divided by Shares Outstanding), offering price and redemption price per share (a)	$9.78

(a)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 0.25%.

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INVESTMENT INCOME
Interest	$5,807,118
TOTAL INVESTMENT INCOME	5,807,118

EXPENSES
Investment advisory fees	1,566,071
Distribution (12b-1) fees	348,016
Administrative services fees	205,873
Accounting services fees	53,345
Custodian fees	35,170
Compliance officer fees	21,989
Transfer agent fees	20,999
Audit fees	18,543
Legal fees	15,712
Insurance expense	12,305
Printing and postage expenses	9,717
Trustees’ fees and expenses	9,483
Registration fees	772
Other expenses	170
TOTAL EXPENSES	2,318,165
Less: Fees waived by the Advisor	(56,832)
NET EXPENSES	2,261,333

NET INVESTMENT INCOME	3,545,785

REALIZED AND UNREALIZED LOSS ON INVESTMENTS

Net realized gain from investment transactions	1,151,161
Net change in unrealized depreciation on investments	(800,174)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	350,987

NET INCREASE IN NET ASSETS FROM OPERATIONS	$3,896,772

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2016	December 31, 2015
FROM OPERATIONS
Net investment income	$3,545,785	$3,867,813
Net realized gain from investment transactions	1,151,161	829,846
Net change in unrealized (depreciation) on investments	(800,174)	(3,313,035)
Net increase in net assets resulting from operations	3,896,772	1,384,624

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(6,225,080)	(6,178,763)
Net decrease in net assets from distributions to shareholders	(6,225,080)	(6,178,763)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from shares sold	21,730,072	47,720,000
Net asset value of shares issued in reinvestment of distributions to shareholders	2,108,685	1,935,360
Payments for shares redeemed	(55,627,645)	(42,649,462)
Net increase (decrease) in net assets from shares of beneficial interest	(31,788,888)	7,005,898

TOTAL INCREASE (DECREASE) IN NET ASSETS	(34,117,196)	2,211,759

NET ASSETS
Beginning of year	361,005,843	358,794,084
End of year *	$326,888,647	$361,005,843
* Accumulated distributions in excess of net investment income	$(346,163)	$(91,967)

SHARE ACTIVITY
Shares Sold	2,198,000	4,785,536
Shares Reinvested	213,281	194,332
Shares Redeemed	(5,625,735)	(4,277,526)
Net increase (decrease) in shares of beneficial interest outstanding	(3,214,454)	702,342

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	December 31,		December 31,		December 31,		December 31,		December 31,
	2016		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$9.85		$9.98		$9.89		$10.15		$10.12
Income (loss) from investment operations:
Net investment income (1)	0.10		0.11		0.12		0.08		0.09
Net realized and unrealized gain (loss) on investments	0.01		(0.07)		0.16		(0.17)		0.11
Total from investment operations	0.11		0.04		0.28		(0.09)		0.20

Less distributions from:
Net investment income	(0.18)		(0.17)		(0.19)		(0.17)		(0.17)
Return of capital	—		—		(0.00	) (2)	(0.00	) (2)	(0.00	) (2)
Total from distributions	(0.18)		(0.17)		(0.19)		(0.17)		(0.17)
Net Asset Value, End of Period	$9.78		$9.85		$9.98		$9.89		$10.15
Total return (3)	1.06%		0.38%		2.80%		(0.90)%		1.98%

Net assets, end of period (000s)	$326,889		$361,006		$358,794		$370,832		$319,225
Ratio of gross expenses to average net assets	0.67%		0.67%		0.70%		0.67%		0.68%
Ratio of net expenses to average net assets	0.65%		0.65%		0.65%		0.65%		0.65%
Ratio of net investment income to average net assets	1.02%		1.06%		1.23%		0.78%		0.85%
Portfolio Turnover Rate	108	% (4)	27	% (4)	25	% (4)	32%		62%

(1)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.

(2)	Represents less than $0.01 per share.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends, and capital gain distributions, if any, and exclude the effect of applicable sales loads. Had the Advisor not waived a portion of its fees, total returns would have been lower.

(4)	The portfolio turnover rate excludes dollar roll transactions for the year ended December 31, 2016, the year ended December 31, 2015 and the year ended December 31, 2014. If these were included in the calculation the turnover percentage would be 134%, 60%, and 54%, respectively.

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund
NOTES TO FINANCIAL STATEMENTS
December 31, 2016

1.	ORGANIZATION

The TransWestern Institutional Short Duration Government Bond Fund (the “Fund”) is a separate diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is to seek to provide income consistent with liquidity, and limited credit and interest rate risk. The Fund commenced operations on January 3, 2011, and is offered at net asset value without a sales charge.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the

TransWestern Institutional Short Duration Government Bond Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other assets held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2016, for the Fund’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
U.S. Government Agencies	$—	$273,489,763	$—	$273,489,763
U.S. Treasury Notes	—	37,045,857	—	37,045,857
Short-Term Investments	29,231,210	—	—	29,231,210
Total	$29,231,210	$310,535,620	$—	$339,766,830

There were no transfers between levels during the current period presented. It is the Fund’s policy to recognize transfers between levels at the end of the reporting period.

The Fund did not hold any Level 3 securities during the period.

*	Refer to the Portfolio of Investments for industry classification.

TransWestern Institutional Short Duration Government Bond Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared daily and paid monthly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal Income Tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended December 31, 2013 to December 31, 2015, or expected to be taken in the Fund’s December 31, 2016 year-end tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska, and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

When-Issued and Delayed-Delivery Transactions – The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Dollar Roll Transactions – A mortgage dollar roll transaction involves a sale by the Fund of mortgage related securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. The Fund accounts for mortgage dollar rolls as purchases and sales transactions.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Cash – The Fund considers its investment in an FDIC insured interest bearing savings account to be cash. The Fund maintains cash balances, which, at times, may exceed federally insured limits. The Fund maintains these balances with a high quality financial institution.

TransWestern Institutional Short Duration Government Bond Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2016, cost of purchases and proceeds from sales of U.S. government securities, other than short-term investments, amounted to $451,202,842 and $492,312,918, respectively of which $97,524,459 in purchases and $92,379,335 in sales were from mortgage dollar roll transactions.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

TransWestern Capital Advisors, LLC serves as the Fund’s investment advisor (the “Advisor”) and Loomis, Sayles & Company, L.P. serves as the Fund’s sub-advisor (the “Sub-Advisor”). Pursuant to an advisory agreement between the Advisor and the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.45% of the Fund’s average daily net assets. Subject to the authority of the Board and oversight by the Advisor, the Sub-Advisor is responsible for day-to-day execution of the Fund’s strategy and management of the Fund’s investment portfolio according to the Fund’s investment objective, policies and restrictions. The Sub-Advisor is paid by the Advisor, not the Fund. During the year ended December 31, 2016, the Fund incurred $1,566,071 in advisory fees.

Pursuant to an expense limitation agreement between the Advisor and the Trust, on behalf of the Fund, (the “Expense Limitation Agreement”), the Advisor has contractually agreed, at least until April 30, 2017, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of any front end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses) borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)) will not exceed 0.65% per annum of the Fund’s average daily net assets. During the year ended December 31, 2016, the Advisor waived fees of $56,832.

If the Advisor waives any fee or reimburses any expense pursuant to the Expense Limitation Agreement, and the Fund’s operating expenses are subsequently less than 0.65% of average daily net assets, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed 0.65% of average daily net assets. If the Fund’s operating expenses subsequently exceed 0.65% per annum of the Fund’s average daily net assets, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Expense Limitation Agreement (or any similar agreement). As of December 31, 2016, fee waivers subject to recapture by the Advisor were as follows:

Year of Expiration
December 31, 2017	$169,417
December 31, 2018	$62,339
December 31, 2019	$56,832

The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “12b-1 Plan” or “Plan”). Pursuant to the Plan, the Fund pays the Advisor an annual fee for distribution and shareholder servicing expenses of up to 0.10% of the Fund’s average daily net assets. During the year ended December 31, 2016, pursuant to the Plan, the Advisor received $348,016 of fees.

TransWestern Institutional Short Duration Government Bond Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

Pursuant to a separate servicing agreement with Gemini Fund Services LLC (“GFS”), the Fund pays GFS fees for providing administration, fund accounting and transfer agency services to the Fund. A Trustee and certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Fund.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives fees from the Fund.

5.	REDEMPTION FEE

The Fund may assess a short-term redemption fee of 0.25% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund. For the year ended December 31, 2016, the Fund did not assess any redemption fees.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions paid during the years ended December 31, 2016 and December 31, 2015 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2016	December 31, 2015
Ordinary Income	$5,748,539	$6,086,796
Long-Term Capital Gain	—	—
Return of Capital	222,345	—
	$5,970,884	$6,086,796

As of December 31, 2016, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$(852,919)	$(8,742,666)	$(346,163)	$(3,307,759)	$(13,249,507)

The difference between book basis and tax basis accumulated distributions in excess of net investment income, accumulated net realized loss and net unrealized depreciation is primarily attributable to the deferral of losses on wash sales and adjustments for accrued dividends payable. Other book/tax differences are primarily attributable to the tax adjustment for the accrued dividends payable at year end.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $852,919.

TransWestern Institutional Short Duration Government Bond Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

At December 31, 2016, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Expiring	Non-Expiring	Non-Expiring
FYE	Short-Term	Long-Term	Total
$—	$2,801,986	$5,940,680	$8,742,666

Permanent book and tax differences, primarily attributable to tax adjustments for paydowns and the reclass of distributions, resulted in reclassification as of December 31, 2016 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(222,345)	$2,425,099	$(2,202,754)

These reclassifications have no effect on net assets or net asset value per share and are designed generally to present undistributed income on a tax basis, which is considered to be more informative to shareholders.

7.	NEW ACCOUNTING PRONOUNCEMENTS

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of TransWestern Institutional Short Duration Government Bond Fund and Board of Trustees of Northern Lights Fund Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of TransWestern Institutional Short Duration Government Bond Fund (the “Fund”), a series of Northern Lights Fund Trust, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers or counterparties were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of TransWestern Institutional Short Duration Government Bond Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD
Cleveland, Ohio
March 1, 2017

C O H E N  &  C O M P A N Y ,  L T D .

800.229.1099 | 866.818.1538 fax | cohenepa.com

Registered with the Public Company Accounting Oversight Board

TransWestern Institutional Short Duration Government Bond Fund
EXPENSE EXAMPLES
December 31, 2016 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

The “Actual” line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period *
Actual	Ratio	7/1/16	12/31/16	7/1/2016 – 12/31/16
TransWestern	0.65%	$1,000.00	$992.80	$3.26

	Annualized	Beginning	Ending	Expenses Paid
Hypothetical	Expense	Account Value	Account Value	During Period *
(5% return before expenses)	Ratio	7/1/16	12/31/16	7/1/2016 – 12/31/16
TransWestern	0.65%	$1,000.00	$1,021.87	$3.30

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (366).

TransWestern Institutional Short Duration Government Bond Fund (Adviser – TransWestern Capital Advisors, LLC)*

In connection with the regular meeting held on November 17-18, 2016 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between TransWestern Capital Advisors, LLC (“TransWestern”) and the Trusts, with respect to the TransWestern Institutional Short Duration Government Bond Fund (the “Fund”). In considering the approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees noted that TCA was founded in 2006 and currently manages approximately $367 million in assets, providing advisory services and customized investment portfolio management to community banks and depository institutions. They reviewed the background information on the key personnel responsible for servicing the Fund. The Trustees considered that the adviser’s investment process utilized the services of a sub-adviser to manage the portfolio based on a conservative, low risk and liquid strategy designed by the adviser specifically for institutional clients to address their need of finding appropriate investments for their excess liquidity in the current low interest rate environment, while taking into consideration the effects higher interest rates will have on longer term investment products. The Trustees reviewed the adviser’s due diligence and oversight responsibilities of the sub-adviser noting the robust supervision process in place including ensuring that the sub-adviser conformed to the narrow parameters of the prospectus, conducting regular communication with the sub-adviser to review portfolio positioning and rate durations, conducting ongoing evaluations of the sub-adviser’s performance, and ongoing monitoring of the portfolio’s risk metrics. They acknowledged that although not all strategy risks can be eliminated, the adviser demonstrated a solid risk management culture and process identifying and addressing key strategy risks related to a bond portfolio while knowing and understanding its target investors’ low risk tolerance levels. They further noted the adviser reported no material compliance or litigation matters since the last advisory renewal. The Board noted that the adviser continued to perform its sub-advisor oversight and compliance functions well, thus adhering to the conservative mandate of the Fund. The Board concluded that the adviser provided quality services and should be continued.

Performance. The Trustees noted the Fund’s 5-star Morningstar ranking shows that it has achieved excellent performance and relatively low risk when compared to its Morningstar category peers. They considered that over the 1- and 3-year periods, the Fund outpaced its Morningstar category as well as the adviser selected peer group, while only slightly lagging its benchmark since inception. The Trustees concluded that the adviser and sub-adviser continue to do an excellent job of meeting the Fund’s objective.

Fees and Expenses. The Trustees considered that the adviser charged an advisory fee of 0.45%, noting that it was below the peer group average. They further noted that the fee was higher than the Morningstar category average, but noted it was significantly lower than the highest fee in the Morningstar category. The Trustees considered the Fund’s expenses, noting that the adviser has an expense limitation agreement, and that the Fund’s net expense ratio was slightly higher than the peer group average while being lower than the Morningstar category average. After discussion, they concluded that the advisory fee was reasonable.

Economies of Scale. The Board considered whether the adviser had realized economies of scale with respect to the management of the Fund and agreed that, based on current asset levels, economies had not yet been reached. The Trustees noted the adviser’s willingness to discuss the matter of breakpoints as the Fund grew and economies of scale become more realistic. The Trustees discussed the breakpoints in the sub-advisory fee, and how the breakpoints benefit the adviser. They agreed that the advisory fee level and potential for breakpoints to the advisory fee should be scrutinized and the fee split discussed in greater detail once the adviser starts to earn its full advisory fee. The Trustees concluded that the absence of breakpoints was reasonable at this time, but that they would monitor this going forward.

Profitability. The Trustees reviewed the profitability analysis provided by the adviser and considered whether the adviser’s profitability level was reasonable. They noted the adviser realized a profit over the prior year, and concluded that such profit was modest in terms of a percentage of both revenue and in terms of actual dollars. The Trustees further noted that the adviser waived a portion of its fees during the prior year, thereby decreasing its potential profit. After further discussion, the Trustees agreed that the adviser’s level of profitability was not excessive.

Conclusion. Having requested and received such information from the adviser as the Board believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of independent counsel, the Board concluded that the advisory fee was reasonable and that renewal of the agreement was in the best interests of the shareholders of TransWestern Institutional Short Duration Government Bond Fund.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

TransWestern Institutional Short Duration Government Bond Fund
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2016

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	1

Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Altegris KKR Commitments Master Fund (since 2014) previously, Altegris KKR Commitments Fund (2014-2016)

Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); Ramius Archview Credit and Distressed Fund (since 2015); previously, Schroder Global Series Trust (2012 to 02-2017) and Altegris KKR Commitments Fund (2014-2016).
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	1

Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); Northern Lights Variable Trust (since 2006); previously, CLA Strategic Allocation Fund (2014-2015); AdvisorOne Funds (2004-2013); Greenwich Advisers Trust (2007- February 2011); ); Global Real Estate Fund (2008-2011); The World Funds Trust (2010-2013)

Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006); previously, CLA Strategic Allocation Fund (2014-2015)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Variable Trust (since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); Northern Lights Variable Trust (since 2007); previously, Lifetime Achievement Mutual Fund, Inc. (2007-2012)

12/31/16 – NLFT_v3

TransWestern Institutional Short Duration Government Bond Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2016

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers**** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, Blu Giant, LLC (2004 - 2011).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
Stephanie Shearer 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary* Since 2017	Senior Paralegal, Gemini Fund Services, LLC (since 2013); Paralegal, Gemini Fund Services, LLC (2010-2013); Junior Paralegal, Gemini Fund Services, LLC (2008-2010); Legal Assistant, Gemini Fund Services, LLC (2007-2008).	N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

12/31/16 – NLFT_v3

*	Mr. Ash resigned from his position as Secretary of the Trust effective February 24, 2017.

**	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

***	As of December 31, 2016, the Trust was comprised of 87 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

****	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-881-2380.

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-881-2380 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-881-2380.

INVESTMENT ADVISOR
TransWestern Capital Advisors, LLC
155 S. Madison St., Suite 210
Denver, CO 80209

SUB-ADVISOR
Loomis, Sayles & Company, L.P.
One Financial Center
Boston, MA 02111

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)       The Registrant’s board of trustees has determined that Mark Gersten, Anthony J. Hertl and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Gersten, Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2016 – $16,275

2015 – $15,500

(b)	Audit-Related Fees

2016 – None

2015 – None

(c)	Tax Fees

2016 - $3,000

2015 - $3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2016 – None

2015 – None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2016	2015
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2016 - $3,000

2015 - $3,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. Vote of security holders is included under item 1.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer

Date 03/09/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer

Date 03/09/2017

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Financial Officer

Date 03/09/2017